Exhibit 99.2

Synovus INCOME STATEMENT DATA (Unaudited) (Dollars in thousands, except per share data)	6 of 11

	Twelve Months Ended
	December 31,
	2009	2008	Change

Interest income (taxable equivalent)	$1,514,035	1,862,479	(18.7)%
Interest expense	498,879	779,687	(36.0)

Net interest income (taxable equivalent)	1,015,156	1,082,792	(6.2)
Tax equivalent adjustment	4,846	4,899	(1.1)

Net interest income	1,010,310	1,077,893	(6.3)
Provision for losses on loans	1,805,599	699,883	158.0

Net interest income (loss) after provision for loan losses	(795,289)	378,010	(310.4)

Non-interest income:
Service charges on deposit accounts	117,751	111,837	5.3
Fiduciary and asset management fees	44,168	48,779	(9.5)
Brokerage and investment banking income	28,475	33,119	(14.0)
Mortgage banking income	38,521	23,493	64.0
Bankcard fees	36,139	35,283	2.4
Net gains on sales of available for sale investment securities	14,067	45	nm
Other fee income	31,200	37,246	(16.2)
Increase in fair value of private equity investments, net	1,379	24,995	(94.5)
Proceeds from sale of MasterCard shares	8,351	16,186	(48.4)
Gain from sale of Visa shares	51,900	—	nm
Proceeds from redemption of Visa shares	—	38,542	(100.0)
Other non-interest income	38,719	47,716	(18.9)

Total non-interest income	410,670	417,241	(1.6)

Non-interest expense:
Salaries and other personnel expense	425,170	455,395	(6.6)
Net occupancy and equipment expense	123,105	123,529	(0.3)
FDIC insurance and other regulatory fees	76,314	25,161	203.3
Foreclosed real estate	354,269	136,678	159.2
Losses on other loans held for sale	1,703	9,909	(82.8)
Visa litigation recovery	(6,441)	(17,473)	(63.1)
Goodwill impairment	14,849	479,617	(96.9)
Professional fees	38,802	30,210	28.4
Restructuring charges	5,995	16,125	(62.8)
Other operating expenses	187,523	196,906	(4.8)

Total non-interest expense	1,221,289	1,456,057	(16.1)

Loss from continuing operations before taxes	(1,605,908)	(660,806)	143.0
Income tax benefit	(190,631)	(80,430)	137.0

Loss from continuing operations	(1,415,277)	(580,376)	143.9

Income from discontinued operations, net of taxes	4,590	5,651	(18.8)

Net loss	(1,410,687)	(574,725)	145.5
Net income attributable to non-controlling interest	2,364	7,712	(69.3)

Net loss attributable to controlling interest	(1,413,051)	(582,437)	142.6

Dividends and accretion of discount on preferred stock	56,966	2,057	nm

Net loss available to common shareholders	$(1,470,017)	(584,494)	151.5

Basic EPS	$(3.94)	(1.77)	122.6%

Diluted EPS	(3.94)	(1.77)	122.6

Cash dividends declared per common share	0.04	0.46	(91.3)

Return on average assets	(4.12)%	(1.72)%	(240	) bp
Return on average common equity	(62.45)	(17.30)	nm

Average shares outstanding — basic	372,943	329,319	13.2%
Average shares outstanding — diluted	372,943	329,319	13.2

nm	—	not meaningful

Synovus INCOME STATEMENT DATA (Unaudited) (Dollars in thousands, except per share data)	7 of 11

	2009				2008	4th Quarter
	Fourth	Third	Second	First	Fourth	‘09 vs. ‘08
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Interest income (taxable equivalent)	$362,911	377,839	385,710	387,574	441,749	(17.8)%
Interest expense	105,853	121,989	127,883	143,154	182,312	(41.9)

Net interest income (taxable equivalent)	257,058	255,850	257,827	244,420	259,437	(0.9)
Tax equivalent adjustment	1,227	1,219	1,219	1,181	1,412	(13.1)

Net interest income	255,831	254,631	256,608	243,239	258,025	(0.9)
Provision for losses on loans	387,114	496,522	631,526	290,437	363,867	6.4

Net interest income (loss) after provision for loan losses	(131,283)	(241,891)	(374,918)	(47,198)	(105,842)	24.0

Non-interest income:
Service charges on deposit accounts	29,651	29,699	29,702	28,699	29,244	1.4
Fiduciary and asset management fees	11,455	11,244	10,657	10,815	11,168	2.6
Brokerage and investment banking income	7,035	7,047	7,521	6,871	7,528	(6.5)
Mortgage banking income	7,572	7,037	14,590	9,322	5,170	46.5
Bankcard fees	9,521	9,114	9,144	8,361	9,067	5.0
Net gains (losses) on sales of investment securities available for sale	(663)	14,730	—	—	45	nm
Other fee income	7,055	7,733	8,722	7,690	7,207	(2.1)
Increase (decrease) in fair value of private equity investments, net	142	(6,853)	8,090	—	6,996	(98.0)
Proceeds from sale of MasterCard shares	—	—	8,351	—	—	nm
Gain from sale of Visa shares	51,900	—	—	—	—	nm
Other non-interest income	13,179	6,484	6,425	12,627	7,820	68.5

Total non-interest income	136,847	86,235	103,202	84,385	84,245	62.4

Non-interest expense:
Salaries and other personnel expense	100,575	105,001	108,508	111,085	111,692	(10.0)
Net occupancy and equipment expense	29,861	31,217	30,544	31,484	30,971	(3.6)
FDIC insurance and other regulatory fees	17,913	15,341	30,061	12,999	6,950	157.7
Foreclosed real estate	34,098	101,437	172,404	46,330	71,915	(52.6)
Losses (gains) on other loans held for sale	—	608	1,160	(65)	(35)	nm
Visa litigation recovery	(2,374)	(4,067)	—	—	(6,390)	(62.8)
Goodwill impairment	14,849	—	—	—	442,730	(96.6)
Professional fees	10,397	11,121	10,340	6,945	9,951	4.5
Restructuring charges	(347)	(413)	397	6,358	2,826	(112.3)
Other operating expenses	44,521	56,575	40,521	45,903	50,238	(11.4)

Total non-interest expense	249,493	316,820	393,935	261,039	720,848	(65.4)

Loss from continuing operations before income taxes	(243,929)	(472,476)	(665,651)	(223,852)	(742,445)	(67.1)
Income tax expense (benefit)	6,864	(31,528)	(80,059)	(85,908)	(107,076)	(106.4)

Loss from continuing operations	(250,793)	(440,948)	(585,592)	(137,944)	(635,369)	(60.5)

Income from discontinued operations, net of taxes	889	1,146	1,340	1,215	1,324	(32.9)

Net loss	(249,904)	(439,802)	(584,252)	(136,729)	(634,045)	(60.6)
Net income (loss) attributable to non-controlling interest	(1)	(255)	2,677	(57)	1,365	(100.1)

Net loss attributable to controlling interest	(249,903)	(439,547)	(586,929)	(136,672)	(635,410)	(60.7)

Dividends and accretion of discount on preferred stock	14,291	14,258	14,225	14,192	2,057	nm

Net loss available to common shareholders	$(264,194)	(453,805)	(601,154)	(150,864)	(637,467)	(58.6)

Basic EPS	$(0.54)	(1.32)	(1.82)	(0.46)	(1.93)	(71.9)%

Diluted EPS	(0.54)	(1.32)	(1.82)	(0.46)	(1.93)	(71.9)

Cash dividends declared per common share	0.01	0.01	0.01	0.01	0.06	(83.3)

Return on average assets *	(2.96)%	(5.13)	(6.77)	(1.59)	(7.17)	421	bp
Return on average common equity *	(49.75)	(90.59)	(92.07)	(22.07)	(76.48)	nm

Average common shares outstanding — basic	486,104	344,626	329,850	329,785	329,691	47.4%
Average common shares outstanding — diluted	486,104	344,626	329,850	329,785	329,691	47.4

nm	—	not meaningful

*	—	ratios are annualized

Synovus	8 of 11
BALANCE SHEET DATA
(Unaudited)
(In thousands, except share data)

	December 31, 2009	September 30, 2009	December 31, 2008
ASSETS
Cash and due from banks	$564,482	401,778	524,327
Interest bearing funds with Federal Reserve Bank	1,901,847	2,822,577	1,206,168
Interest earning deposits with banks	12,534	12,771	10,805
Federal funds sold and securities purchased under resale agreements	203,959	180,194	388,197
Trading account assets	14,370	13,403	24,513
Mortgage loans held for sale, at fair value	138,056	112,115	133,637
Other loans held for sale	36,816	80,945	3,527
Investment securities available for sale, at fair value	3,188,735	3,298,815	3,770,022

Loans, net of unearned income	25,383,068	26,331,739	27,920,177
Allowance for loan losses	(943,725)	(918,468)	(598,301)

Loans, net	24,439,343	25,413,271	27,321,876

Premises and equipment, net	580,375	588,179	605,019
Goodwill	24,431	39,280	39,521
Other intangible assets, net	16,649	17,775	21,266
Other assets	1,728,474	1,629,377	1,737,391

Total assets	$32,850,071	34,610,480	35,786,269

LIABILITIES AND EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$4,172,697	4,018,045	3,563,619
Interest bearing deposits	23,260,837	24,036,146	25,053,560

Total deposits	27,433,534	28,054,191	28,617,179

Federal funds purchased and other short-term borrowings	475,062	1,030,520	725,869
Long-term debt	1,751,592	1,963,136	2,107,173
Other liabilities	299,729	389,034	516,541

Total liabilities	29,959,917	31,436,881	31,966,762

Equity:
Shareholders’ equity:
Cumulative perpetual preferred stock, no par value (1)	928,207	926,014	919,635
Common stock, par value $1.00 (2)	495,514	486,073	336,011
Additional paid-in capital	1,605,097	1,591,374	1,165,875
Treasury stock, at cost (3)	(114,155)	(114,155)	(114,117)
Accumulated other comprehensive income	84,806	108,032	129,253
Retained earnings (deficit)	(129,775)	139,322	1,350,501

Total shareholders’ equity	2,869,694	3,136,660	3,787,158
Non-controlling interest in subsidiaries	20,460	36,939	32,349

Total equity	2,890,154	3,173,599	3,819,507

Total liabilities and equity	$32,850,071	34,610,480	35,786,269

(1)	Preferred shares outstanding: 967,870 at December 31, 2009, September 30, 2009 and December 31, 2008.

(2)	Common shares outstanding: 489,828,319; 480,387,653; and 330,334,111 at December 31, 2009, September 30, 2009, and December 31, 2008, respectively.

(3)	Treasury shares: 5,685,638 at December 31, 2009 and September 30, 2009; and 5,676,830 at December 31, 2008.

Synovus	9 of 11
AVERAGE BALANCES AND YIELDS/RATES *
(Unaudited)
(Dollars in thousands)

	2009				2008	Twelve months ended
	Fourth	Third	Second	First	Fourth	December 31,
	Quarter	Quarter	Quarter	Quarter	Quarter	2009	2008
Interest Earning Assets
Taxable investment securities	$2,983,914	3,209,718	3,353,382	3,455,091	3,549,643	$3,249,124	3,477,025
Yield	4.79%	5.06	5.16	5.22	4.94	5.06%	5.09
Tax-exempt investment securities	$88,848	98,435	107,626	116,163	122,332	$102,681	135,590
Yield (taxable equivalent)	7.03%	7.06	7.08	6.91	6.79	7.02%	6.98
Trading account assets	$14,356	13,439	19,984	22,580	29,727	$17,556	30,870
Yield	5.60%	8.22	5.57	6.02	5.10	6.22%	6.23
Commercial loans	$21,722,140	22,850,126	23,572,578	23,525,450	23,870,384	$22,912,448	23,280,572
Yield	4.82%	4.73	4.72	4.77	5.46	4.76%	5.98
Consumer loans	$4,249,316	4,303,592	4,335,897	4,353,580	4,347,332	$4,310,292	4,189,864
Yield	5.32%	5.37	5.38	5.50	5.88	5.39%	6.35
Allowance for loan losses	$(906,484)	(905,700)	(663,355)	(627,110)	(473,875)	$(777,332)	(418,983)

Loans, net	$25,064,972	26,248,018	27,245,120	27,251,920	27,743,841	$26,445,408	27,051,453
Yield	5.10%	5.01	4.96	5.01	5.63	5.02%	6.15
Mortgage loans held for sale	$114,906	194,158	268,933	247,937	98,362	$206,085	121,425
Yield	5.29%	5.39	4.94	5.46	5.96	5.26%	6.05
Federal funds sold, due from Federal Reserve Bank and other short-term investments	$2,995,367	1,653,546	996,754	1,214,897	642,396	$1,719,850	296,511
Yield	0.24%	0.24	0.24	0.31	0.60	0.25%	1.33
Federal Home Loan Bank and Federal Reserve Bank stock (1)	$140,550	139,230	132,346	117,205	121,994	$132,415	119,311
Yield	1.01%	1.38	0.54	0.66	0.20	0.91%	3.81

Total interest earning assets	$31,402,913	31,556,544	32,124,145	32,425,793	32,308,295	$31,873,119	31,232,185
Yield	4.59%	4.76	4.83	4.84	5.44	4.75%	5.96

Interest Bearing Liabilities
Interest bearing demand deposits	$3,851,237	3,310,924	3,582,954	3,602,371	3,201,355	$3,586,798	3,158,228
Rate	0.41%	0.42	0.45	0.49	0.80	0.44%	1.13
Money market accounts	$6,420,003	6,309,578	6,241,764	6,272,015	6,129,751	$6,311,242	6,684,813
Rate	1.21%	1.23	1.24	1.30	1.80	1.24%	2.30
Savings deposits	$469,526	477,909	477,752	452,206	442,623	$469,419	452,661
Rate	0.15%	0.15	0.15	0.16	0.22	0.15%	0.25
Time deposits under $100,000	$2,851,913	3,030,346	3,126,984	3,222,601	3,264,401	$3,056,870	2,979,080
Rate	2.44%	2.86	3.13	3.41	3.64	2.97%	3.92
Time deposits over $100,000	$4,909,253	5,281,529	5,355,736	5,555,084	5,386,772	$5,273,648	4,653,829
Rate	2.32%	2.73	3.04	3.31	3.63	2.87%	4.01
National market brokered money market accounts	$1,218,363	1,365,477	1,885,214	2,073,734	1,982,179	$1,632,613	1,299,418
Rate	0.75%	0.77	0.75	0.82	1.27	0.78%	2.14
National market brokered time deposits	$4,011,648	3,941,977	3,203,546	3,718,570	4,549,172	$3,720,349	3,830,994
Rate	2.41%	2.66	3.09	3.38	3.70	2.86%	3.80

Total interest bearing deposits	$23,731,943	23,717,740	23,873,950	24,896,581	24,956,253	$24,050,939	23,059,023
Rate	1.62%	1.85	1.96	2.16	2.58	1.90%	2.89
Federal funds purchased and other short-term liabilities	$729,988	1,194,759	1,166,785	578,717	876,330	$918,736	1,719,978
Rate	0.45%	0.37	0.36	0.59	0.90	0.42%	2.24
Long-term debt	$1,897,915	1,906,320	2,090,710	1,964,064	2,106,785	$1,964,411	2,051,521
Rate	1.75%	2.14	1.94	2.07	3.44	1.97%	3.59

Total interest bearing liabilities	$26,359,846	26,818,819	27,131,445	27,439,362	27,939,368	$26,934,086	26,830,522
Rate	1.59%	1.80	1.89	2.11	2.59	1.85%	2.90

Non-interest bearing demand deposits	$4,162,027	4,069,108	3,812,876	3,611,958	3,508,753	$3,915,924	3,440,047

Net interest margin	3.25%	3.22	3.23	3.05	3.20	3.19%	3.47

*	Yields and rates are annualized.

(1)	Included as a component of Other Assets on the balance sheet

10 of 11
Synovus
LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION
(Unaudited)
(Dollars in thousands)

	December 31, 2009
		Loans as a %	Total	Nonperforming Loans
		of Total Loans	Nonperforming	as a % of Total
Loan Type	Total Loans	Outstanding	Loans	Nonperforming Loans

Multi-Family	$925,017	3.6%	$13,494	0.9%
Hotels	1,018,460	4.0	221,747	14.3
Office Buildings	1,010,212	4.0	30,234	1.9
Shopping Centers	1,087,181	4.3	20,757	1.3
Commercial Development	608,333	2.4	46,197	3.0
Warehouses	493,455	1.9	38,366	2.5
Other Investment Property	547,406	2.2	34,918	2.2

Total Investment Properties	5,690,064	22.4	405,713	26.1

1-4 Family Construction	715,315	2.8	192,185	12.4
1-4 Family Perm / Mini-Perm	1,310,324	5.2	78,158	5.0
Residential Development	1,361,264	5.3	351,615	22.6

Total 1-4 Family Properties	3,386,903	13.3	621,958	40.0

Land Acquisition	1,410,425	5.6	197,527	12.7

Total Commercial Real Estate	10,487,392	41.3	1,225,198	78.8

Commercial, Financial, and Agricultural	6,118,516	24.1	168,174	10.8
Owner-Occupied	4,584,278	18.1	93,486	6.0

Total Commercial & Industrial	10,702,794	42.2	261,660	16.8
Home Equity	1,714,994	6.8	15,537	1.1
Consumer Mortgages	1,637,978	6.5	48,085	3.1
Credit Card	294,126	1.2	—	—
Other Retail Loans	565,132	2.1	5,296	0.2

Total Retail	4,212,230	16.6	68,918	4.4
Unearned Income	(19,348)	(0.1)	—	—

Total	$25,383,068	100.0%	$1,555,776	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON
(Unaudited)
(Dollars in thousands)

	Total Loans		4Q09 vs. 3Q09		4Q09 vs. 4Q08
Loan Type	December 31, 2009	September 30, 2009	% change (1)	December 31, 2008	% change

Multi-Family	$925,017	864,849	27.6%	$589,708	56.9%
Hotels	1,018,460	1,023,492	(2.0)	965,886	5.4
Office Buildings	1,010,212	1,075,011	(23.9)	1,036,837	(2.6)
Shopping Centers	1,087,181	1,078,436	3.2	1,090,807	(0.3)
Commercial Development	608,333	699,532	(51.7)	763,962	(20.4)
Warehouses	493,455	497,062	(2.9)	461,402	6.9
Other Investment Property	547,406	580,696	(22.7)	614,149	(10.9)

Total Investment Properties	5,690,064	5,819,078	(8.8)	5,522,751	3.0

1-4 Family Construction	715,315	991,368	(110.5)	1,611,779	(55.6)
1-4 Family Perm / Mini-Perm	1,310,324	1,355,111	(13.1)	1,441,798	(9.1)
Residential Development	1,361,264	1,521,939	(41.9)	2,123,669	(35.9)

Total 1-4 Family Properties	3,386,903	3,868,418	(49.4)	5,177,246	(34.6)

Land Acquisition	1,410,425	1,485,568	(20.1)	1,620,370	(13.0)

Total Commercial Real Estate	10,487,392	11,173,064	(24.3)	12,320,367	(14.9)

Commercial, Financial, and Agricultural	6,118,516	6,328,176	(13.1)	6,747,928	(9.3)
Owner-Occupied	4,584,278	4,587,747	(0.3)	4,499,339	1.9

Total Commercial & Industrial	10,702,794	10,915,923	(7.7)	11,247,267	(4.8)
Home Equity	1,714,994	1,729,458	(3.3)	1,725,075	(0.6)
Consumer Mortgages	1,637,978	1,667,593	(7.0)	1,763,449	(7.1)
Credit Card	294,126	288,147	8.2	295,055	(0.3)
Other Retail Loans	565,132	579,797	(10.0)	606,347	(6.8)

Total Retail	4,212,230	4,264,995	(4.9)	4,389,926	(4.0)
Unearned Income	(19,348)	(22,243)	(51.6)	(37,383)	(48.2)

Total	$25,383,068	26,331,739	(14.3)%	$27,920,177	(9.1)%

(1)	Percentage change is annualized.

11 of 11
Synovus
CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)

	2009				2008	4th Quarter
	Fourth	Third	Second	First	Fourth	’09 vs. ’08
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Nonperforming Loans	$1,555,776	1,519,049	1,472,242	1,415,269	920,506	69.0%
Impaired Loans Held for Sale (1)	36,816	40,932	34,938	22,751	3,527	nm
Other Real Estate	238,807	187,494	210,968	287,246	246,121	(3.0)
Nonperforming Assets	1,831,399	1,747,475	1,718,148	1,725,266	1,170,154	56.5

Allowance for Loan Losses	943,725	918,468	918,723	642,422	598,301	57.7

Net Charge-Offs — Quarter	361,857	496,777	355,224	246,314	229,402	57.7
Net Charge-Offs — YTD	1,460,172	1,098,315	601,538	246,314	469,195	211.2
Net Charge-Offs / Average Loans — Quarter (2)	5.58%	7.33	5.09	3.53	3.25
Net Charge-Offs / Average Loans — YTD (2)	5.37	5.30	4.31	3.53	1.71

Nonperforming Loans / Loans	6.13	5.77	5.34	5.10	3.30
Nonperforming Assets / Loans, Other Loans Held for Sale & ORE	7.14	6.58	6.17	6.15	4.15
Allowance / Loans	3.72	3.49	3.33	2.32	2.14

Allowance / Nonperforming Loans	60.66	60.46	62.40	45.39	65.00

Past Due Loans over 90 days and Still Accruing	$19,938	43,816	31,018	31,316	38,794	(48.6)%
As a Percentage of Loans Outstanding	0.08%	0.17	0.11	0.11	0.14

Total Past Dues Loans and Still Accruing	$262,446	356,456	331,731	587,014	362,538	(27.6)
As a Percentage of Loans Outstanding	1.03%	1.35	1.20	2.12	1.30

Restructured loans (accruing)	213,552	192,559	18,025	25,919	1,202	nm

(1)	Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value.

(2)	Ratio is annualized.
SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)

	December 31,	September 30,	December 31,
	2009	2009	2008

Tier 1 Capital	$2,739,870	2,974,066	3,602,848
Total Risk-Based Capital	3,660,262	3,927,752	4,674,476
Tier 1 Capital Ratio	10.11%	10.48	11.22
Tier 1 Common Equity Ratio	6.65	7.18	8.33
Total Risk-Based Capital Ratio	13.50	13.84	14.56
Leverage Ratio	8.18	8.76	10.28
Common Equity as a Percentage of Total Assets (2)	5.91	6.39	8.01
Tangible Common Equity as a Percentage of Tangible Assets (3)	5.79	6.23	7.86
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	7.01	7.59	8.74
Book Value Per Common Share (4)	$3.96	4.60	8.68
Tangible Book Value Per Common Share (3)	3.88	4.48	8.50

(1)	Current quarter regulatory capital information is preliminary.

(2)	Common equity consists of Total Shareholders’ Equity less Cumulative Perpetual Perferred Stock.

(3)	Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.

(4)	Book Value Per Common Share consists of Total Shareholders’ Equity less Cumulative Perpetual Preferred Stock divided by total common shares outstanding.